UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 25, 2011 (March 23, 2011)

CHINA POLYPEPTIDE GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-151148	20-8731646
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 11 Jiangda Road
Jianghan Economic Development Zone
430023 Wuhan, P.R. China

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (86) 2783518396

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 23, 2011, Richard Liu submitted a letter notifying China Polypeptide Group, Inc. (the “Company”) of his resignation from his position as the Company’s Chief Financial Officer, effective March 25, 2011.  Mr. Liu’s resignation was for personal reasons and not due to any disagreement with the Company.

On March 23, 2011, the Board of Directors appointed Lirong Hu, the Company’s Treasurer and Director, to serve as the Company’s interim Chief Financial Officer until a suitable Chief Financial Officer can be found.

SIGNATURES

Pursuant to the requirements of Section12 of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

China Polypeptide Group, Inc.

Date: March 25, 2011	By	/s/ Dongliang Chen
Name: Dongliang Chen Title: Chairman and Chief Executive Officer